UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2020

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue Spokane, Washington 99202-2600
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 509-489-0500
Web site: http://www.myavista.com

None
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	AVA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders of Avista Corp. was held on May 11, 2020. Three proposals were submitted to shareholders as disclosed in Avista Corp.'s Definitive Proxy Statement filed on March 31, 2020, of which all three were approved. There were 67,291,281 shares of common stock issued and outstanding as of March 10, 2020, the record date, with 59,595,295 shares represented at said meeting. The proposals and the results of the voting are as follows:
Proposal 1: Election of eleven directors, for one-year terms expiring at the 2021 Annual Meeting of Shareholders, and until their successors are elected.

Director	For	Against	Abstain	Broker Non-Votes
Kristianne Blake	52,905,330	1,291,896	153,185	5,244,884
Donald C. Burke	53,857,341	326,938	166,132	5,244,884
Rebecca A. Klein	53,898,780	300,103	151,528	5,244,884
Scott H. Maw	53,884,474	298,389	167,548	5,244,884
Scott L. Morris	53,554,243	634,750	161,418	5,244,884
Jeffry L. Phillips	54,062,105	130,025	158,281	5,244,884
Marc F. Racicot	53,715,017	478,777	156,617	5,244,884
Heidi B. Stanley	53,504,262	689,435	156,714	5,244,884
R. John Taylor	52,847,079	1,345,882	157,450	5,244,884
Dennis P. Vermillion	53,682,190	512,022	156,199	5,244,884
Janet D. Widmann	53,999,974	192,339	158,098	5,244,884
All directors were elected since the number of votes cast “for” each nominee exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election.
Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Votes
57,517,774	1,932,409	145,112	N/A
This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.
Proposal 3: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
52,807,223	1,270,824	272,364	5,244,884
This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	May 15, 2020	/s/ Gregory C. Hesler
Gregory C. Hesler
Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer